UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2017

MARATHON PATENT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36555	01-0949984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Ste. 380 Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 232-1701

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into Material Definitive Agreements.

As previously reported in a Current Report on Form 8-K filed by Marathon Patent Group, Inc., a Nevada corporation (the “Company”) with the Securities and Exchange Commission (“SEC”) on August 15, 2017, and on September 9, 2017, the Company entered into a unit purchase agreement (the “Unit Purchase Agreement”) with certain accredited investors providing for the sale up to $5,500,000 (the “Offering”) of 5% secured convertible promissory notes (the “Convertible Notes”), which are convertible into shares of the Corporation’s common stock (“Common Stock”), and a five year warrant (the “Warrants”) to purchase shares of Common Stock with an exercise price of $0.30 per share (the “Warrant Shares”). The Company previously issued $3,623,700 of the Convertible Notes and the Warrants, which are convertible and exercisable for up to an aggregate of 54,355,500 shares of the Common Stock.

On September 28, 2017, at the final closing of the Offering pursuant to the Unit Purchase Agreement, the Company sold an additional $1,876,300 of the Convertible Notes and the Warrants, which are convertible and exercisable for up to an aggregate of 28,144,500 shares of Common Stock., thereby selling the maximum amount of the Offering of $5,500,000.

The foregoing descriptions of the terms of the Unit Purchase Agreement, the Convertible Note and the Warrant are qualified in their entirety by reference to the full text of the Unit Purchase Agreement, Convertible Note and the Warrant, copies of which are filed as Exhibits 4.1, 4.2 and 10.1, respectively, to the Company’s Current Report filed with the SEC on August 15, 2017, and are incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on August 25, 2017, the Company entered into a Retention Agreement dated August 22, 2017 (the “Retention Agreement”) with Doug Croxall, the Company’s Chief Executive Officer. As a condition to the Retention Agreement, the Company agreed to transfer and assign to Mr. Croxall, the Company’s Chief Executive Officer, one hundred (100%) percent of its beneficial ownership of the shares of common stock of 3D Nanocolor Corp. (the “3D Nanocolor Shares”).

On September 29, 2017, pursuant to the Retention Agreement, the Company executed an Irrevocable Stock Power to transfer and assign the 3D Nanocolor Shares to Mr. Croxall.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference herein.

The issuance of the securities described above was completed in accordance with the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). Such offers and sales were made solely to “accredited investors” under Rule 506 and were made without any form of general solicitation and with full access to any information requested by the investor regarding the Company or the securities to be issued in the Exchange. This disclosure does not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, nor will there be any sales of these securities by the Company in any state or jurisdiction in which the offer, solicitation or sale would be unlawful.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retention Agreement with Doug Croxall

Pursuant to the Retention Agreement, Doug Croxall’s last day of employment with the Company as Chief Executive Officer shall be the earlier of (i) October 1, 2017, and (ii) the occurrence of a Change of Control (as defined in the Retention Agreement). On September 29, 2017, the Board of Directors of the Company (the “Board”) approved the deferment of Mr. Croxall’s last day of employment with the Company until October 31, 2017. In addition, Mr. Croxall has advised the Company that he may pursue other business activities, including activities related to 3D Nanocolor Corp. and the Board has represented to him that they would not assert that such outside activities would be deemed to be a breach of Mr. Croxall’s fiduciary duty or a conflict of interest.

Board Compensation

Also, on September 29, 2017, the Board approved the issuance of shares of the Company’s restricted common stock pursuant to the Company’s 2017 Equity Incentive Plan (the “Options”), to each of the Company’s four (4) independent directors, as follows: 350,000 shares to Mr. Merrick Okamoto, 150,000 shares to Mr. Edward Kovalik, 150,000 shares to Mr. David Lieberman and 150,000 shares to Mr. Christopher Robichaud. In addition, each director shall receive a cash compensation of $1,000 per month, plus $3,000 per annum for each position as Chairman of a Board subcommittee and $1,000 per annum for membership of a Board Subcommittee.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 29, 2017, the Company held a special meeting of shareholders (the “Meeting”). As of the record date for the Meeting, 29,492,066 shares of common and preferred stock, on an as converted basis, were issued and outstanding. A total of 15,138,499 shares of common and preferred stock, constituting a quorum, were present and accounted for at the Meeting. At the Meeting, the Company’s stockholders approved the following proposals:

(i)	The approval of the First Amendment to Amended and Restated Revenue Sharing and Securities Purchase Agreement and Restructuring Agreement dated August 3, 2017, by and between the Company and certain subsidiaries of the Company, and DBD Credit Funding LLC, as supplemented on September 25, 2017, and the contribution of certain of the Company’s intellectual property to a newly created special purpose entity as described in the First Amendment and Restructuring Agreement;

The proposal was approved and the votes were cast as follows:

For	Against	Abstain
14,976,476	149,384	12,639

(ii)	The approval of the issuance of more than 19.99% of the total issued and outstanding shares of the Company’s common stock pursuant to the sale of 5% secured convertible promissory notes in the aggregate principal amount of up to $5,500,000 with warrants to purchase shares of the Company’s common stock, or up to 82,500,000 shares of the Company’s common stock issuable upon conversion of the aforementioned securities, pursuant to the Company’s private placement, as required by the agreements related to such private placement;

The issuance was approved and the votes were cast as follows:

For	Against	Abstain
14,901,966	234,162	2,371

(iii)	The approval of the Company’s 2017 Equity Incentive Plan, including the reservation of 10,000,000 shares of Common Stock thereunder;

The proposal was approved and the votes were cast as follows:

For	Against	Abstain
14,090,205	565,294	483,000

(iv)	The approval of the issuance of 2,394,000 shares of common stock to purchasers of securities in the Company’s April 21, 2017 offering in exchange for warrants to purchase 2,280,000 shares of common stock pursuant to separate exchange agreements, dated July 16, 2017, by and among the Company and the purchasers of securities in the aforementioned offering;

The issuance was approved and the votes were cast as follows:

For	Against	Abstain
14,707,290	179,109	252,100

(v)	The approval of the Company to transact such other business as may be properly brought before the Special Meeting and any adjournments thereof any adjournments thereof.

The proposal was approved and the votes were cast as follows:

For	Against	Abstain
14,500,532	209,750	428,217

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
4.1	Form of 5% Convertible Promissory Note (incorporated by reference from the exhibits included with the Company’s Report on Form 8-K filed with the Securities and Exchange Commission, dated August 15, 2017)
4.2	Form of Common Stock Purchase Warrant (incorporated by reference from the exhibits included with the Company’s Report on Form 8-K filed with the Securities and Exchange Commission, dated August 15, 2017)
10.1	Form of Unit Purchase Agreement (incorporated by reference from the exhibits included with the Company’s Report on Form 8-K filed with the Securities and Exchange Commission, dated August 15, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 29, 2017

MARATHON PATENT GROUP, INC.

By:	/s/ Doug Croxall
Name:	Doug Croxall
Title:	Chief Executive Officer